Prepared by and Return To:
Geoffrey G. Young
Witt, Gaither & Whitaker, P.C.
1100 American National Bank Building
Chattanooga, Tennessee 37402

   FIRST AMENDMENT TO TENNESSEE DEED OF TRUST AND
                          SECURITY AGREEMENT

STATE OF TENNESSEE
COUNTY OF HAMILTON

THIS FIRST AMENDMENT TO TENNESSEE DEED OF TRUST AND
SECURITY AGREEMENT (hereinafter referred to as this "Amendment"), made this the 10th day of August, 1995, between SIGNAL APPAREL COMPANY, INC., an Indiana corporation, as Grantor, and WALSH GREENWOOD & CO., as
Grantee,  whose  address  is One East Putnam Avenue,
Greenwich, Connecticut 06830.

                        WITNESSETH:
      THIS IS AN AMENDMENT TO A TENNESSEE DEED OF TRUST
AND SECURITY  AGREEMENT  RECORDED AT  DEED  OF  TRUST
BOOK  182 BEGINNING AT PAGE 434.
      AS  A  RESULT OF THIS AMENDMENT, THE MAXIMUM
PRINCIPAL INDEBTEDNESS  FOR  TENNESSEE  RECORDING  TAX
PURPOSES   IS $20,000,000.00.
     WHEREAS, the parties entered a Credit Agreement, dated as of March 31, 1995, pursuant to which Grantee agreed to loan to Grantor a maximum principal amount of $15,000,000 (the "Credit Agreement"), which borrowing was evidenced by a Term Promissory Note in the face amount of $15,000,000 (the "Note"); and
     WHEREAS, all obligations of Grantor under the Credit
Agreement and the Note were secured by a Tennessee Deed of Trust and Security Agreement recorded in Deed of Trust
Book 182 beginning at Page 434 in the Office of the Register of Deeds of Claiborne County, Tennessee (the
"Deed of Trust"); and
     WHEREAS, the parties have executed a First Amendment to Credit Agreement, dated as of August 10, 1995 (the
"Amendment"), by which, among other things, the Credit
Agreement was amended to increase the maximum borrowing amount to $20,000,000 and pursuant to which Grantor has executed and delivered to Grantee a Replacement Promissory
Note in the face amount of $20,000,000 (the "Replacement
Note") which replaces the Note; and
     WHEREAS, the parties desire to amend the Deed of Trust to reflect the terms of the Amendment and the additional borrowing under the Replacement Note.
      NOW, THEREFORE, for and in consideration of the foregoing, the parties agree as follows:

     1. The Credit Agreement shall be amended in accordance with the terms of the Amendment.

     2. The Deed of Trust shall be amended to reflect the terms of the Amendment, including the increase of the maximum principal amount of authorized borrowing to $20,000,000.

     3. All references in the Deed of Trust to the Credit Agreement shall mean the Credit Agreement as amended by the Amendment.
     4.   All references in the Deed of Trust to
Indebtedness shall mean indebtedness under the Credit
Agreement as amended by the Amendment.
   5. All references to a maximum principal amount of borrowing of $15,000,000 shall be amended to reference a maximum principal amount of borrowing of $20,000,000.

    6. All other provisions of the Deed of Trust not amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal the day and year first above written.

SIGNAL APPAREL COMPANY, INC.,


By:/s/William H. Watts
   --------------------
Title: CFO
      -----------------

STATE OF TENNESSEE]
COUNTY OF HAMILTON]

Personally appeared before me, a Notary Public in and for the County aforesaid, William Watts, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged such person to be the Chief Financial Officer of Signal
Apparel Company, Inc., the within named Grantee, a corporation, and that he executed the within instrument for the purposes therein contained by personally signing on behalf of such corporation as such officer.

Witness my hand, at office, this the 10th day of August, 1995.

/s/Pamela B. Clingan
----------------------
Notary Public
My Commission Expires: 5/18/99
                      -------------


                       AFFIDAVIT OF VALUE


STATE OF TENNESSEE}
COUNTY OF HAMILTON}

DEBTOR: SIGNAL APPAREL COMPANY, INC.

SECURED PARTY: WALSH GREENWOOD & CO.

      Personally appeared before me, a Notary Public in and for the County aforesaid, William Watts, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be the Chief Financial Officer of Signal Apparel Company, Inc., and who did depose and state as follows:

      1. Debtor owns real property located in Claiborne County, Tennessee subject to the encumbrances, security interest or lien evidenced by a Deed of Trust recorded at Book 182, Page 434, Register's Office of Claiborne County and by the instrument being filed herewith. This instrument amends the previous Deed of Trust, for which the transfer tax has been paid.

       2.   THE  MAXIMUM  PRINCIPAL  INDEBTEDNESS  FOR
TENNESSEE RECORDING TAX PURPOSES is $20,000,000. The value of the collateral everywhere is $37,341,000.

       3. If further advances are made or if contingent liabilities mature which result in the maximum principal indebtedness secured by said property exceeding the amount set forth in Paragraph 2 above, then an amended filing shall be made and the additional tax shall be paid. The priority of the encumbrance, security interest or lien covering all advances and contingent liabilities shall, in any event, be no later than the time of filing of the instruments referred to in Paragraph 1 above.

       4. The amount of indebtedness stated above is made in good faith and for the sole purpose of determining privilege tax liability under TCA 67-4-409. it is to be understood clearly by any persons to discover this Affidavit among the public records of the State of Tennessee or of any County thereof, or otherwise discover this Affidavit, that this statement is solely for the determination of any such tax. Third parties are instructed that they are not to rely upon this Affidavit for any purpose whatsoever.

       5. The security agreement or other document or documents evidencing the security interest granted Secured Party by Debtor secures future advances and other and contingent liabilities of every kind and character. The amount of indebtedness stated herein shall in no way be construed to limit the amount of indebtedness secured by such agreements and should not be considered by any third party to be a representation of the actual indebtedness currently or from time to time owed by Debtor to Secured Party.

      6. The transfer tax on the previous Deed of Trust in the maximum principal amount of $15,000,000.00 has been paid (amount already paid: $6,897.70). New advances under this amendment increase the maximum principal indebtedness to $20,000,000.00, leaving a difference of $5,000,000.00.

       7. The total amount of Tennessee recording tax is calculated as follows:

     $14,937,500 (value of collateral in Tennessee)  = 40%
     -----------------------------------------------
     $37,341,000 (value of total collateral)

     $5,000,000 (new principal indebtedness) x 40% = $2,000,000

     Portion of indebtedness on which tax is payable =$2,000,000

     Computation of tax:
          $2,000,000 X $.115 per $100 = $2,300.00

     Balance due: $2,300.00

     This the 10th day of August, 1995




/s/William H. Watts
-------------------------
William Watts

      Witness my hand, at office, this the 10th day of August, 1995.


/s/Pamela B. Clingan
------------------
Notary Public
My Commission Expires: 5/18/99
                       --------

STATE OF TENNESSEE, CLAIBORNE COUNTY
THE FOREGOING INSTRUMENT AND CERTIFICATE WERE NOTED.
NOTE BOOK 16 PAGE 28 AT 11:30 O'CLOCK AM
MONDAY 11 MONTH SEPT 1995 AND RECORDED IN
TD BOOK 185 SERIES PAGE 626 - 629
TAX PAID 2,300 FEE 5.25 RECORDING 17.00
TOTAL $2322.25 WITNESS MY HAND RECEIPT NO 54022
REGISTER 25 /S/KIM REESE